ASSIGNMENT

WHEREAS, we, CHARLES HENSLEY AND SUNG (RICHARD) PYO, having Post Office addresses of ____________, and ____________, respectively, hereinafter referred to as ASSIGNORS, are the listed inventors/applicants and have the entire right, title and interest in and to the same in the inventions entitled:

"METHOD AND COMPOSITION FOR PREVENTION AND TREATMENT OF AVIAN INFLUENZA IN POULTRY" and "METHOD FOR PREVENTING AND TREATING AVIAN INFLUENZA IN HUMAN"

(hereinafter referred to as the "INVENTIONS"), for which provisional patent applications were filed on September 20, 2006, and September 21, 2006, application numbers 60/846,311 and 60/846/216, respectively ("Provisional Patent Applications").

WHEREAS, Pacific Bio-Pharmaceuticals, Inc., a company incorporated under the laws of the State of Nevada

having a place of business at 10532 Walker Street #B, Cypress, California 90630

(hereinafter referred to as "ASSIGNEE"), is desirous of acquiring the entire right, title and interest in and to the same INVENTIONS incorporated in the Provisional Patent Applications and in and to any letters patent(s) that claim the priority benefit of the provisional patent applications in the United States and in any and all foreign countries, and in and to any derivatives of the INVENTIONS;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, we, ASSIGNOR, by this agreement do sell, assign and transfer unto said ASSIGNEE, the entire right, title, and interest in and to said INVENTIONS, said Provisional Patent Applications, and derivatives of the INVENTIONS, including any and all Letters Patent granted on any subsequent applications in any and all countries thereof based upon the INVENTIONS and/or derivatives of the INVENTIONS.

ASSIGNOR hereby agrees to execute all instruments and documents required in connection with the filing, prosecution and maintenance of said Provisional Patent Applications and/or any other patent applications in the United States and any other countries for said INVENTIONS and/or derivatives of the INVENTIONS, including the right to file foreign applications directly in the name of ASSIGNEE and to claim priority rights deriving from said United States provisional applications to which said foreign applications are entitled by virtue of international convention, treaty or otherwise, said INVENTIONS and/or derivatives, provisional applications and all letters patent(s) on said INVENTIONS and/or derivatives or claiming priority to said provisional applications to be held and enjoyed by ASSIGNEE and its successors and assigns for their use and benefit as fully and entirely as the same would have been held and enjoyed by ASSIGNORS had this assignment, transfer and sale not been made. ASSIGNORS hereby authorize and request the Commissioner of Patents and Trademarks to issue all letters patent on said INVENTIONS and/or derivatives to ASSIGNEE. ASSIGNOR further hereby agrees to execute all additional instruments and documents required to affirm the rights of ASSIGNEE in and to said INVENTION and/or derivatives, all without further consideration. ASSIGNOR also agrees, without further consideration and at ASSIGNEE'S expense, to identify and communicate to ASSIGNEE at ASSIGNEE'S request documents and information concerning the INVENTIONS and/or derivatives of the INVENTIONS that are within ASSIGNOR'S possession or control, and to provide further assurances and testimony on behalf of ASSIGNEE that lawfully may be required of ASSIGNOR in respect of the prosecution, maintenance, litigating and defense of any patent application or patent encompassed within the terms of this instrument. ASSIGNOR'S obligations under this instrument shall extend to ASSIGNOR'S heirs, executors, administrators and other legal representatives.

ASSIGNOR NAME: CHARLES HENSLEY
ADDRESS:

Deleted: whose

Deleted: [NOTE: residential addresses should appear here]

Deleted: appear below,

Deleted: an

Deleted: [Q: Please have Justin confirm the application filing dates and serial numbers. Were they filed on two different dates or is Sept. 21st above a typo?]

Deleted: whose address is

Deleted: and

Deleted: any

Deleted: that legally may be

Deleted: authorize

Deleted: including

Deleted: that may be

Deleted: ASSIGNOR authorizes A. Justin Lum and Raymond Yat Chan to insert or complete any information in this document needed to effect its recordation United States Patent and Trademark Office with regard to any regular patent application filed on the basis of the INVENTIONS or derivatives of the INVENTIONS.

SIGNATURE

DATE

ASSIGNOR NAME: SUNG (RICHARD) PYO

ADDRESS: 162 Cherrybrook Lane, Irvine, CA 92619

SIGNATURE

DATE 12/21/06

ASSIGNMENT

WHEREAS, we, CHARLES HENSLEY AND SUNG (RICHARD) PYO, having Post Office addresses of ______________________ and ______________________, respectively, hereinafter referred to as ASSIGNORS, are the listed inventors/applicants and have the entire right, title and interest in and to the same in the inventions entitled:

"METHOD AND COMPOSITION FOR PREVENTION AND TREATMENT OF AVIAN INFLUENZA IN POULTRY" and "METHOD FOR PREVENTING AND TREATING AVIAN INFLUENZA IN HUMAN"

(hereinafter referred to as the "INVENTIONS"), for which provisional patent applications were filed on September 20, 2006, and September 21, 2006, application numbers 60/846,311 and 60/846/216, respectively ("Provisional Patent Applications").

WHEREAS, Pacific Bio-Pharmaceuticals, Inc., a company incorporated under the laws of the State of Nevada

having a place of business at 10532 Walker Street #B, Cypress, California 90630

(hereinafter referred to as "ASSIGNEE"), is desirous of acquiring the entire right, title and interest in and to the same INVENTIONS incorporated in the Provisional Patent Applications and in and to any letters patent(s) that claim the priority benefit of the provisional patent applications in the United States and in any and all foreign countries, and in and to any derivatives of the INVENTIONS;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, we, ASSIGNOR, by this agreement do sell, assign and transfer unto said ASSIGNEE, the entire right, title, and interest in and to said INVENTIONS, said Provisional Patent Applications, and derivatives of the INVENTIONS, including any and all Letters Patent granted on any subsequent applications in any and all countries thereof based upon the INVENTIONS and/or derivatives of the INVENTIONS.

ASSIGNOR hereby agrees to execute all instruments and documents required in connection with the filing, prosecution and maintenance of said Provisional Patent Applications and/or any other patent applications in the United States and any other countries for said INVENTIONS and/or derivatives of the INVENTIONS, including the right to file foreign applications directly in the name of ASSIGNEE and to claim priority rights deriving from said United States provisional applications to which said foreign applications are entitled by virtue of international convention, treaty or otherwise, said INVENTIONS and/or derivatives, provisional applications and all letters patent(s) on said INVENTIONS and/or derivatives or claiming priority to said provisional applications to be held and enjoyed by ASSIGNEE and its successors and assigns for their use and benefit as fully and entirely as the same would have been held and enjoyed by ASSIGNORS had this assignment, transfer and sale not been made. ASSIGNORS hereby authorize and request the Commissioner of Patents and Trademarks to issue all letters patent on said INVENTIONS and/or derivatives to ASSIGNEE. ASSIGNOR further hereby agrees to execute all additional instruments and documents required to affirm the rights of ASSIGNEE in and to said INVENTION and/or derivatives, all without further consideration. ASSIGNOR also agrees, without further consideration and at ASSIGNEE'S expense, to identify and communicate to ASSIGNEE at ASSIGNEE'S request documents and information concerning the INVENTIONS and/or derivatives of the INVENTIONS that are within ASSIGNOR'S possession or control, and to provide further assurances and testimony on behalf of ASSIGNEE that lawfully may be required of ASSIGNOR in respect of the prosecution, maintenance, litigation and defense of any patent application or patent encompassed within the terms of this instrument. ASSIGNOR'S obligations under this instrument shall extend to ASSIGNOR'S heirs, executors, administrators and other legal representatives.

ASSIGNOR NAME: CHARLES HENSLEY
ADDRESS:

12-19-06

SIGNATURE

DATE

ASSIGNOR NAME: SUNG (RICHARD) PYO
ADDRESS:

SIGNATURE

DATE

ASSIGNMENT

WHEREAS, we, CHARLES HENSLEY AND SUNG (RICHARD) PYO,
having Post Office addresses of 312 N Catalina Avenue, Redondo Beach, California 90277 and 162 Cherrybrook Lane, Irvine, California 92618, respectively, hereinafter referred to as ASSIGNORS, are the listed inventors/applicants and have the entire right, title and interest in and to the same in the inventions entitled:

"METHOD AND COMPOSITION FOR PREVENTION AND TREATMENT OF AVIAN INFLUENZA IN POULTRY" and "METHOD FOR PREVENTING AND TREATING AVIAN INFLUENZA IN HUMAN"

(hereinafter referred to as the "INVENTIONS"), for which provisional patent applications were filed on September 20, 2006, and September 21, 2006, application numbers 60/846,311 and 60/846/216, respectively ("Provisional Patent Applications").

WHEREAS, Pacific Bio-Pharmaceuticals, Inc., a company incorporated under the laws of the State of Nevada

having a place of business at 10532 Walker Street #B, Cypress, California 90630

(hereinafter referred to as "ASSIGNEE"), is desirous of acquiring the entire right, title and interest in and to the same INVENTIONS incorporated in the Provisional Patent Applications and in and to any letters patent(s) that claim the priority benefit of the provisional patent applications in the United States and in any and all foreign countries, and in and to any derivatives of the INVENTIONS:

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, we, ASSIGNOR, by this agreement do sell, assign and transfer unto said ASSIGNEE, the entire right, title, and interest in and to said INVENTIONS, said Provisional Patent Applications, and derivatives of the INVENTIONS, including any and all Letters Patent granted on any subsequent applications in any and all countries thereof based upon the INVENTIONS and/or derivatives of the INVENTIONS.

ASSIGNOR hereby agrees to execute all instruments and documents required in connection with the filing, prosecution and maintenance of said Provisional Patent Applications and/or any other patent applications in the United States and any other countries for said INVENTIONS and/or derivatives of the INVENTIONS, including the right to file foreign applications directly in the name of ASSIGNEE and to claim priority rights deriving from said United States provisional applications to which said foreign applications are entitled by virtue of international convention, treaty or otherwise, said INVENTIONS and/or derivatives, provisional applications and all letters patent(s) on said INVENTIONS and/or derivatives or claiming priority to said provisional applications to be held and enjoyed by ASSIGNEE and its successors and assigns for their use and benefit as fully and entirely as the same would have been held and enjoyed by ASSIGNORS had this assignment, transfer and sale not been made. ASSIGNORS hereby authorize and request the Commissioner of Patents and Trademarks to issue all letters patent on said INVENTIONS and/or derivatives to ASSIGNEE. ASSIGNOR further hereby agrees to execute all additional instruments and documents required to affirm the rights of ASSIGNEE in and to said INVENTION and/or derivatives, all without further consideration. ASSIGNOR also agrees, without further consideration and at ASSIGNEE'S expense, to identify and communicate to ASSIGNEE at ASSIGNEE'S request documents and information concerning the INVENTIONS and/or derivatives of the INVENTIONS that are within ASSIGNOR'S possession or control, and to provide further assurances and testimony on behalf of ASSIGNEE that lawfully may be required of ASSIGNOR in respect of the prosecution, maintenance, litigation and defense of any patent application or patent encompassed within the terms of this instrument. ASSIGNOR'S obligations under this instrument shall extend to ASSIGNOR'S heirs, executors, administrators and other legal representatives.

ASSIGNOR NAME: CHARLES HENSLEY
ADDRESS: 312 N Catalina Ave., Redondo Beach, CA 90277

SIGNATURE ____________________ DATE ____________________

ASSIGNOR NAME: SUNG (RICHARD) PYO
ADDRESS: 162 Cherrybrook Lane, Irvine, CA 92618

SIGNATURE [signature] DATE 12/21/06